UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2011

GigOptix, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	333-153362	26-2439072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 Baytech Drive, San Jose, CA	95134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 522-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.	4

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.	4

SIGNATURES		5

EXHIBIT INDEX		6

EXHIBIT 23.1	Consent of Burr Pilger Mayer, Inc. independent registered public accounting firm.

EXHIBIT 99.1	Audited consolidated financial statements of Endwave Corporation for the fiscal years ended December 31, 2010 and December 31, 2009 and Report of Independent Auditors, therein.

EXHIBIT 99.2	Unaudited condensed interim consolidated financial statements of Endwave Corporation as of March 31, 2011 and for the three months ended March 31, 2011 & 2010.

EXHIBIT 99.3	Unaudited pro forma condensed combined balance sheets of the Company as of April 3, 2011 and December 31, 2010 giving effect to the acquisition of Endwave as if the transaction had occurred on January 1, 2010 and unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2010 and the quarter ended April 3, 2011, all giving pro forma effect to the Company’s acquisition of Endwave as if the transaction had occurred on January 1, 2010.

EXPLANATORY NOTE

The purpose of this report is to amend GigOptix, Inc.’s (“GigOptix” or the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 21, 2011 (the “Initial Report”) which reported the Company’s acquisition of Endwave Corporation (“Endwave”). This report amends the Initial Report so as to provide the information required under Items 9.01(a) and 9.01(b) of Form 8-K and to correct the number of shares issued in connection with the transaction.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously announced, on June 17, 2011, GigOptix completed an acquisition of Endwave Corporation (“Endwave”) pursuant to the terms of the Agreement and Plan of Merger, dated as of February 4, 2011 (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, upon the consummation of the Merger, each outstanding share of Endwave common stock converted into the right to receive approximately 0.908 shares of GigOptix common stock. GigOptix issued a total of 9,128,502 shares of its common stock (a correction of the previously reported 9,128,546 shares) in the Merger representing approximately 42.45% of GigOptix’ outstanding common stock. The foregoing amounts take into account reductions in the number of shares issued to employees and directors of Endwave for any applicable withholding requirements for federal, state and other taxes. More specifically, 9,060,740 shares of GigOptix common stock were issued to the holders of Endwave common stock, 46,081 shares of GigOptix common stock were issued to holders of Endwave restricted stock units, and 21,681 shares of GigOptix common stock were issued to the holders of options to purchase Endwave common stock with an exercise price less than $2.08, the Endwave closing price as reported on the Nasdaq Global Market on June 16, 2011 (the trading day immediately prior to the effective time of the Merger (the “Effective Date”)). The foregoing amounts take into account reductions in the number of shares issued to employees and directors of Endwave for any applicable withholding requirements for federal, state and other taxes. Endwave stockholders will receive cash for any fractional share of GigOptix common stock that they would otherwise receive in the Merger.

The description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to GigOptix’ Current Report on Form 8-K filed with the SEC on February 7, 2011 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired

Endwave Report of Independent Registered Public Accounting Firm

Endwave Consolidated Balance Sheets

Endwave Consolidated Statements of Operations

Endwave Consolidated Statements of Changes in Stockholders’ Equity

Endwave Consolidated Statements of Cash Flows

Endwave Notes to Consolidated Financial Statements

Endwave Financial Statement Schedule

(b) Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet of the Company as of April 3, 2011 giving effect to the acquisition of Endwave as if the transaction had occurred on January 1, 2010 and unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2010 and the quarter ended April 3, 2011 all giving pro forma effect to the Company’s acquisition of Endwave as if the transaction had occurred on January 1, 2010, are attached hereto as Exhibit 99.3 and are incorporated herein by reference in response to this Item 9.01(b).

(d) Exhibits

EXHIBIT 23.1	Consent of Burr Pilger Mayer, Inc. independent registered public accounting firm.

EXHIBIT 99.1	Audited consolidated financial statements of Endwave Corporation for the fiscal years ended December 31, 2010 and December 31, 2009 and Report of Independent Auditors, therein.

EXHIBIT 99.2	Unaudited condensed interim consolidated financial statements of Endwave Corporation as of March 31, 2011 and for the three months ended March 31, 2011 & 2010.

EXHIBIT 99.3	Unaudited pro forma condensed combined balance sheet of the Company as of April 3, 2011 giving effect to the acquisition of Endwave as if the transaction had occurred on January 1, 2010 and unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2010 and the quarter ended April 3, 2011, all giving pro forma effect to the Company’s acquisition of Endwave as if the transaction had occurred on January 1, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

GIGOPTIX, INC.

By:	/s/ DR. AVI KATZ
Dr. Avi Katz
Chief Executive Officer

Date: August 29, 2011

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Burr Pilger Mayer, Inc. independent registered public accounting firm.

99.1	Audited consolidated financial statements of Endwave Corporation for the fiscal years ended December 31, 2010 and December 31, 2009 and report of Independent Auditors, therein.

99.2	Unaudited condensed interim consolidated financial statements of Endwave Corporation as of March 31, 2011 and for the three months ended March 31, 2011 and 2010.

99.3	Unaudited pro forma condensed combined balance sheets of the Company as of April 3, 2011 and December 31, 2010 giving effect to the acquisition of Endwave as if the transaction had occurred on January 1, 2010 and unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2010 and the quarter ended April 3, 2011, all giving pro forma effect to the Company’s acquisition of Endwave as if the transaction had occurred on January 1, 2010.

6